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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): July 17, 1996

                                   MPTV, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


          0-16545                                      88-0222781
  (Commission File Number)                (I.R.S. Employer Identification No.)


                                  3 Civic Plaza
                                    Suite 210
                        Newport Beach, California  92660
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 760-6747
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

NOTIFICATION OF DELISTING

MPTV, Inc., a Nevada corporation (the "Registrant"), has received a letter, dated July 17, 1996, from The Nasdaq Stock Market, Inc. ("Nasdaq"), informing the Registrant that its securities are to be deleted from The Nasdaq Stock Market-SM- effective July 18, 1996. The Registrant will request that the Nasdaq Listing and Hearing Review Committee review this decision, but the request will not operate as a stay to the deletion of the Registrant's securities from The Nasdaq Stock Market-SM-. The Registrant's Common Stock will, in the meanwhile, be listed in the OTC Bulletin Board.

As permitted by General Instruction F to Form 8-K, the Registrant hereby incorporates by reference the information contained in the press release dated July 22, 1996, which is filed as an Exhibit to this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial statements of businesses acquired: N/A

     (b)  PRO FORMA financial information:  N/A

     (c)  Exhibits:

               EXHIBIT NO.         DESCRIPTION


                  99.3        Letter from Nasdaq dated July 17, 1996.

                  99.4        Press release from the Registrant dated July 22,
                              1996.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   MPTV, INC.




Date:       July 24, 1996          By:  /s/   James C. Vellema
                                        ------------------------------
                                        Name: James C. Vellema
                                        Title: Chairman/Chief Executive Officer


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